UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2026

VIVAKOR, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41286	26-2178141
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

5220 Spring Valley Road, Suite 500

Dallas, TX 75254

(Address of principal executive offices)

(469) 480-7175

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	VIVK	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K or this Report contains forward-looking statements. Any and all statements contained in this Report that are not statements of historical fact may be deemed forward-looking statements. Terms such as “may,” “might,” “would,” “should,” “could,” “project,” “estimate,” “pro-forma,” “predict,” “potential,” “strategy,” “anticipate,” “attempt,” “develop,” “plan,” “help,” “believe,” “continue,” “intend,” “expect,” “future” and terms of similar import (including the negative of any of the foregoing) may be intended to identify forward-looking statements. However, not all forward-looking statements may contain one or more of these identifying terms. Forward-looking statements in this Report may include, without limitation, statements regarding the plans and objectives of management for future operations.

The forward-looking statements are not meant to predict or guarantee actual results, performance, events or circumstances, and may not be realized because they are based upon our current projections, plans, objectives, beliefs, expectations, estimates and assumptions and are subject to a number of risks and uncertainties and other influences, many of which we have no control over. Actual results and the timing of certain events and circumstances may differ materially from those described by the forward-looking statements as a result of these risks and uncertainties.

Readers are cautioned not to place undue reliance on forward-looking statements because of the risks and uncertainties related to them. We disclaim any obligation to update the forward-looking statements contained in this Report to reflect any new information or future events or circumstances or otherwise, except as required by law.

Item 3.02	Unregistered Sales of Equity Securities.

As previously reported, on February 27, 2026, the Company issued a junior secured convertible promissory note (the “Fourth Note”) to J.J. Astor & Co. (the “J.J. Astor”), in the principal amount of $993,750 (the “Principal Amount”), in relation to a Loan and Security Agreement by and between the Company, its subsidiaries, and J.J. Astor (the “Loan Agreement”). The Company received $710,000, before fees. The Fourth Note is the final promissory note the Company has outstanding with J.J. Astor.

Between October 29, 2026 and October 30, 2026, the Company received Notices of Conversion from J.J. Astor converting an aggregate of $500,000 of the amount due under the Fourth Note into an aggregate of 837,860 shares of the Company’s common stock (the “J.J. Astor Shares”). Pursuant to the terms of the Fourth Note and the Notices of Conversion, the Company issued the J.J. Astor Shares. The J.J. Astor Shares were issued without a Rule 144 restrictive legend pursuant to a legal opinion received by the Company and its transfer agent. The issuances of the foregoing securities were exempt from registration pursuant to Section 4(a)(2) of the Securities Act promulgated thereunder as the holder is an accredited investor and familiar with our operations.

Item 7.01	Regulation FD Disclosure.

On October 30, 2026, the Company issued a press release announcing a proposed hydrogen plant and fueling station at a Texas International Airport. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference in this Item 7.01.

On November 3, 2026, the Company issued a press release announcing that it has engaged an international business strategist to assist with the proposed hydrogen plant and fueling station at a Texas International Airport. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 and is incorporated herein by reference in this Item 7.01.

On November 4, 2026, the Company issued a press release highlighting a potential acquisition by Direct Midstream, a company Vivakor is in negotiations with to acquire. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated herein by reference in this Item 7.01.

The information contained in this Item 7.01 and in the accompanying Exhibits 99.1-99.3 are deemed to be “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Title
99.1(1)	Press Release dated October 30, 2026 Announcing Proposed Hydrogen Plant and Fueling Station at a Texas International Airport
99.2(1)	Press Release dated November 3, 2026 Announcing Engagement of Business Strategist
99.3(1)	Press Release dated November 4, 2026 Highlighting Potential Acquisition by Direct Midstream, a company Vivakor is in Negotiations to Acquire
104	Cover Page Interactive Data File (formatted as Inline XBRL).

(1)	Exhibit is furnished and not filed, as described in Item 7.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VIVAKOR, INC.

Dated: November 4, 2026	By:	/s/ James H. Ballengee
		Name:	James H. Ballengee
		Title:	Chairman, President & CEO

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